EXHIBIT 99.2

EXECUTION COPY

GUARANTEE AGREEMENT dated as of April 22, 2005 (this “Agreement”), among THE NASDAQ STOCK MARKET, INC., a Delaware corporation (the “Guarantor”), NORWAY ACQUISITION SPV, LLC, a Delaware limited liability company (the “Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association, (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined in the Term Loan Agreement referred to below).

Reference is made to the Secured Term Loan Agreement dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Norway Holdings SPV, LLC (“Holdings”), the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMCB, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

Pursuant to (i) an Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof among the Guarantor, Norway Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Guarantor (“Merger Sub”), and Instinet Group Incorporated, a Delaware corporation (the “Seller”), Merger Sub will merge with and into the Seller, with the Seller surviving such merger as a wholly owned subsidiary of the Guarantor (the “Acquisition”) and (ii) a Transaction Agreement (the “VAB Transaction Agreement”) to be entered into among the Guarantor, Merger Sub and Iceland Acquisition Corp., a Delaware corporation (“VAB Acquisition Sub”) all the capital stock of which is owned by affiliates of Silver Lake Partners, the Guarantor will, immediately upon completion of the Acquisition, sell the assets, liabilities and capital stock of the subsidiaries of the Seller that comprise its VAB business to VAB Acquisition Sub.

In order to obtain a portion of the financing for the Acquisition, on the Effective Date, the Guarantor will issue $205,000,000 aggregate principal amount of newly issued Convertible Notes, together with the Warrants, to the Borrower for an aggregate purchase price of $205,000,000 in cash. The Borrower has requested the Lenders to extend credit, subject to the terms and conditions specified in the Term Loan Agreement, in the form of the Loans on the Effective Date, the proceeds of which will be deposited by the Administrative Agent directly in the Blocked Account in satisfaction of the Borrower’s obligations to pay the purchase price of the Convertible Notes and the Warrants. The Loans shall be (a) secured by the Convertible Notes and the Warrants and (b) guaranteed by (i) the Guarantor, which guarantee shall be secured by the cash deposited in the Blocked Account, which shall include the proceeds from the sale of the Convertible

Notes and the Warrants and the Additional Amounts (as defined below), and (ii) Holdings, which guarantee shall be secured by the Borrower Equity.

In connection with the foregoing, Holdings has obtained the Sponsor Commitment Letter pursuant to which the Sponsors commit to provide to Holdings, and Holdings commits to provide to the Borrower, a cash contribution in an amount of not less than $205,000,000 upon the consummation of the Acquisition. In the event the Acquisition shall not have been consummated on or prior to the Maturity Date, the Convertible Notes shall be redeemed by the Guarantor at the adjusted issue price thereof plus accrued interest.

The Guarantor acknowledges that (a) it will derive substantial benefit from the making of the Loans by the Lenders and (b) the Lenders have agreed to make the Loans on the condition that, among other things, the Guarantor executes and delivers a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to agree to make the Loans, the Guarantor is willing to execute this Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guarantee. The Guarantor unconditionally guarantees as a primary obligor and not merely as a surety, the due and punctual payment by the Borrower of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Lenders under the Term Loan Agreement and the other Loan Documents (the obligations described in clauses (a) and (b) collectively, the “Obligations”). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any other Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower under the provisions of the Term Loan Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any guarantee or any other agreement or

(c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Lender.

SECTION 3. Guarantee of Payment. The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Lender in favor of the Borrower or any other person.

SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Lender to assert any claim or demand or to enforce any remedy under the Term Loan Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Lender, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

SECTION 5. Securities Demand. In the event that on the Maturity Date, (a) all conditions to the consummation of the Acquisition (as set forth in the Merger Agreement) shall have been satisfied or waived, (b) all conditions to any senior secured credit facilities to be obtained by the Guarantor in connection with the Acquisition shall have been satisfied or waived, (c) any Sponsor shall have failed to satisfy their commitments under the Sponsor Commitment Letter despite all conditions thereto having been satisfied or waived and (d) all the Loans have not as of such date been indefeasibly paid in full in cash (in any such case, a “Trigger Date”), (i) the Guarantor will engage one or more investment banks (collectively, the “Investment Banks”) reasonably satisfactory to the Lenders to purchase, and subsequently sell in a public sale or private placement, cash-pay, pay-in-kind, discount or other debt securities of the Guarantor (the “Securities”) that will provide gross proceeds in an aggregate amount specified by the Guarantor but not to exceed the aggregate principal amount of the Loans that have not been repaid in cash, which gross proceeds shall be used to pay a portion of the consideration payable in the Acquisition and (ii) the amounts deposited in the Blocked Account shall be used to indefeasibly pay in full in cash all the Obligations (which repayment shall, as set forth in Section 9(c) hereof, satisfy the Guarantor’s obligations under the Convertible Notes Documents to pay the redemption price in respect of the Convertible Notes and the

Warrants (unless the Warrants expired or were otherwise terminated prior to such time) to the extent that such repayment is in an amount equal to the aggregate redemption price of the Convertible Notes and the Warrants, if any, required to be paid pursuant to Section 3.06 of the Indenture and the terms of the Warrants and otherwise pays in full all of the Obligations). The Guarantor further agrees, subject to the remainder of this paragraph, to take actions commercially reasonably necessary so that the Investment Banks can place the Securities. Upon notice by the lead Investment Bank (a “Securities Demand”) delivered at the direction of the Guarantor, on or after the Trigger Date, the Guarantor will cause the issuance and sale of the Securities upon such terms and conditions as specified by the Investment Banks in the Securities Demand, provided that (a) the interest, dividend or discount rate (whether floating or fixed) and issue price shall be determined by the Investment Banks in light of the then-prevailing market conditions, but in no event shall (i) the weighted average effective yield of the Securities exceed the then-prevailing Adjusted LIBO Rate plus 6.25% prior to the date that is 60 days after the Trigger Date (or the then-prevailing Adjusted LIBO Rate plus 7.00% thereafter) or (ii) the weighted average cash-pay yield of the Securities exceed the then-prevailing Adjusted LIBO Rate plus 5.25% prior to the date that is 60 days after the Trigger Date (or the then-prevailing Adjusted LIBO Rate plus 6.00% thereafter), (b) the maturity of any Securities shall not be earlier than the date that is one year after the maturity of the Term Loan Facility of the Senior Facilities, (c) the Securities shall be issued pursuant to indentures or other governing documents in the form negotiated by the Guarantor and the Investment Banks that shall contain such terms, conditions and covenants as are typical and customary for similar financings and as are reasonably satisfactory in all respects to the Investment Banks and their counsel and (d) all other arrangements with respect to the Securities shall be reasonably satisfactory in all respects to the Investment Banks in light of the then-prevailing market conditions.

SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the other Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or exercise any other right or remedy available to them against the Borrower, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower, or any security.

SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Lender has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity or by acceleration, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Lender as designated thereby in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Administrative Agent or any other Lender as provided above or application of the Blocked Account Collateral (as defined in the Blocked Account Agreement), all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness or other obligations of the Borrower now or hereafter held by or inuring to the benefit of the Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. The Guarantor hereby irrevocably waives any and all rights against the Borrower and Holdings arising as a result of any payment by the Guarantor of any sums to the Administrative Agent or any other Lender as provided above by way of right of subrogation, contribution, reimbursement, indemnity or otherwise, provided that such waiver shall not apply if the Borrower is otherwise required to reimburse the Guarantor pursuant to Section 6.04(a) of the Securities Purchase Agreement.

SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Lenders will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 9. Representations, Warranties and Covenants. (a) The Guarantor represents and warrants to the Lenders that:

(i) The Guarantor has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Blocked Account Agreement and each other agreement or instrument contemplated hereby to which it is or will be a party.

(ii) The execution, delivery and performance by the Guarantor of this Agreement, the Blocked Account Agreement and each other agreement or instrument contemplated hereby to which it is or will be a party and the Guarantee (collectively, the “Transactions”) (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Guarantor, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Guarantor is a party or by which the Guarantor is or may be bound, or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.

(iii) This Agreement and the Blocked Account Agreement have been duly executed and delivered by the Guarantor and constitute, and each other agreement or instrument contemplated hereby when executed and delivered by the Guarantor will constitute, a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(iv) No material action, consent or approval of, material registration or filing with or any other material action by any Governmental Authority is or will be required in connection with the Transactions, except for those that have been made or obtained and are in full force and effect. The Guarantor (a) is in compliance in all material respects with all laws, statutes, rules, regulations and orders applicable to it and (b) has filed or caused to be filed all tax returns required to be filed by it and paid or caused to be paid all taxes required to be paid by it.

(v) (a) The Guarantor is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock and (b) no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

(vi) By virtue of the execution and delivery by the Guarantor of this Agreement and the Blocked Account Agreement, when the proceeds of the Loans are deposited into the Blocked Account in accordance with this Agreement and the Blocked Account Agreement, the Administrative Agent will obtain a legal, valid and perfected first priority Lien upon and security interest in such assets as security for the payment and performance of the Obligations.

(b) The Guarantor hereby (i) directs the Borrower to instruct the Administrative Agent to deposit the proceeds of the Loans directly into the Blocked Account, (ii) agrees that such deposit shall satisfy the Borrower’s obligation to pay to the Guarantor the purchase price in respect of the Convertible Notes and the Warrants pursuant to the Securities Purchase Agreement, to the extent of such deposit and (iii) agrees to deposit on the Effective Date an additional amount in the Blocked Account equal to $2,400,000 (the “Additional Amounts”), which Additional Amounts shall be available to repay Loans, to pay accrued interest in respect of Loans and to pay fees, expenses and other amounts required to be paid to the Administrative Agent and the Lenders under the Term Loan Agreement.

(c) The Borrower and the Guarantor hereby agree that, in the event the Convertible Notes or the Warrants are required to be redeemed on the Maturity Date pursuant to the terms of the Convertible Notes Documents, the Administrative Agent shall be entitled to deliver instructions to the Financial Institution directing the Financial Institution to transfer funds from the Blocked Account in an amount equal to the Obligations to an account designated by the Administrative Agent, for the benefit of the Lenders, which funds shall be applied to pay the Obligations. The Borrower agrees that such transfer of funds and payment shall satisfy the Guarantor’s obligation to pay the redemption price of the Convertible Notes and the Warrants (unless the Warrants expired or were otherwise terminated prior to such time) to the extent such transfer and payment is in an amount equal to the aggregate redemption price of the Convertible Notes and the Warrants, if any, required to be paid pursuant to Section 3.06 of the Indenture and the terms of the Warrants and otherwise pays in full all of the Obligations.

SECTION 10. Termination. The guarantee made hereunder (a) shall terminate when all the Obligations (other than any right to indemnification of any Lender with respect to any matter in respect of which no claim has been asserted and is outstanding) have been indefeasibly paid in full in cash and the Lenders have no further obligations under the Term Loan Agreement and (b) shall continue to be effective or be reinstated (including, without limitation, Section 5 hereof), as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Administrative Agent and the other Lenders, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

SECTION 12. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Guarantor, with the prior written consent of the Required Lenders.

SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Term Loan Agreement. All communications and notices hereunder to the Guarantor shall be given to it at the address set forth below:

The Nasdaq Stock Market, Inc.

One Liberty Plaza

New York, NY 10006

Attn: Office of General Counsel

Fax: (301) 978-8472

SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

(b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Term Loan Agreement shall be applicable to this Agreement.

SECTION 18. Jurisdiction; Consent to Service of Process. (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Guarantor or its properties in the courts of any jurisdiction.

(b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any or all the obligations of the Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. After any exercise of such right of setoff, such Lender shall give notice of such exercise to the Administrative Agent; provided, however, that failure to give such notice shall not in any way affect the rights of any Lender. The rights of each Lender under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 21. Blocked Account Instructions. In connection with Section 13 of the Blocked Account Agreement, the Administrative Agent may only give instructions (as defined in the Section 13 of the Blocked Account Agreement) upon the occurrence of an Event of Default or on the Maturity Date.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE NASDAQ STOCK MARKET, INC., as Guarantor,

By:	/s/ Adena Friedman
Name:	Adena Friedman
Title:	Executive Vice President

NORWAY ACQUISITION SPV, LLC,

By:	NORWAY HOLDINGS SPV, LLC, as Managing Member

By:	SILVER LAKE PARTNERS II TSA, L.P., as Managing Member

By:	SILVER LAKE TECHNOLOGY ASSOCIATES II, L.L.C., its General Partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Managing Director and Chief Operating Officer

AND

By:	HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P., as Managing Member

By:	H&F INVESTORS IV, LLC, its General Partner

By:	H&F ADMINISTRATION IV, LLC, its Administrative Manager

By:	H&F INVESTORS III, Inc., its Manager

By:	/s/ Mitchell R. Cohen
Name:	Mitchell R. Cohen
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and on behalf of the Lenders,

By:	/s/ Thomas H. Mulligan
Name:	Thomas H. Mulligan
Title:	Managing Director

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